Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE	CONTACT: Brian Shannon
February 5, 2008	713.849.9911
bshannon@flotekind.com

FLOTEK INDUSTRIES, INC. ISSUES 2008 FINANCIAL GUIDANCE

HOUSTON, February 5, 2008, Flotek Industries, Inc. (NYSE:FTK) a technology-driven global supplier of drilling and production related products and services to the energy and mining industries, today announced financial guidance target ranges for the full year 2008. These target ranges include projected results for the recently announced intended acquisition by Flotek of Teledrift, Inc.

	($ in millions except per share data)
Revenues	$230.0	To	$240.0
EBITDA	69.6	To	72.2
Net Income	29.3	To	31.0
Fully Diluted EPS	$1.50	To	$1.60

About Flotek Industries, Inc.

Flotek is a technology driven global supplier of drilling and production related products and services to the energy and mining industries. We offer our products and services through both our own sales force and through independent representatives. Our major customers include leading oilfield service providers, major and independent oil and gas exploration and production companies, and onshore and offshore drilling contractors. Flotek is a publicly traded company headquartered in Houston, Texas and it’s common shares are traded on the New York Stock Exchange under the ticker symbol “FTK”.

For additional information, please visit Flotek’s website at www.flotekind.com.

Forward-Looking Statements:

The target ranges set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to consummate proposed acquisitions and to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.

EBITDA Reconciliation:

This press release contains references to EBITDA, a non-GAAP financial measure that we define as net income (the most directly comparable GAAP financial measure) before interest, taxes, depreciation and amortization. EBITDA, as used and defined in this press release, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with GAAP. EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

Reconciliations of this financial measure to net income, the most directly comparable GAAP financial measure, are provided in the table below.

Reconciliation of EBITDA to GAAP Net Income

($ in millions)

Net income	$29.3	to	$31.0
Depreciation and amortization	13.5		13.5
Interest expense, net	8.8		8.8
Income taxes	18.0	to	19.0

EBITDA	$69.6	to	$72.3